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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 1, 2007
                               (November 1, 2007)

                            GEORGIA GULF CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                     1-9753                   58-1563799
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
      of Incorporation)                                   Identification Number)

115 Perimeter Center Place, Suite 460, Atlanta, GA                 30346
    (Address of Principal Executive Offices)                     (Zip Code)

       Registrant's Telephone Number, including area code: (770) 395-4500

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

     On November 1, 2007, Georgia Gulf Corporation issued a press release announcing third quarter 2007 operating results and other matters described in the press release furnished as Exhibit 99.1 hereto, which is incorporated herein reference.


Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits.

99.1 Press Release Dated November 1, 2007



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 1, 2007

                                      Georgia Gulf Corporation

                                      By:    /s/ JOEL I. BEERMAN
                                             -----------------------------------
                                      Name:  Joel I. Beerman
                                      Title: Vice President, General Counsel and
                                             Secretary
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                                  EXHIBIT INDEX

99.1 Press Release dated November 1, 2007